                          REGISTRATION AGREEMENT


          For valuable consideration, the sufficiency and receipt of which are hereby acknowledged, this REGISTRATION AGREEMENT (this "AGREEMENT") is entered into as of the 19 day of April, 1996, by and among APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation (the "COMPANY"), and the persons listed on SCHEDULE A hereto (each, an "INVESTOR").

          WHEREAS, pursuant to that certain Acquisition and Contribution Agreement and Joint Escrow Instructions, dated as of April 19, 1996 (the "ACQUISITION AGREEMENT"), by and among the Company, AIMCO Properties, L.P., a Delaware limited partnership ("AIMCO OP"), and Thoner-Pankey, a California joint venture, the Company issued to the Investors 126,264 shares (collectively, the "REGISTRABLE SHARES") of the Company's Class A Common Stock, par value $.01 per share (the "COMMON STOCK");

          WHEREAS, in connection with the foregoing, the Company has agreed to register the Registrable Shares for sale by the Investors; and

          WHEREAS, the parties hereto desire to enter into this agreement to evidence the foregoing agreement of the Company and the mutual covenants of the parties relating thereto.

          NOW, THEREFORE, in consideration of the foregoing and the covenants of the parties set forth herein and subject to the terms and conditions set forth herein, the parties hereto hereby agree as follows:

          Section 1. CERTAIN DEFINITIONS. In this Agreement the following terms shall have the following respective meanings:

          "ACCREDITED INVESTOR" shall have the meaning set forth in Rule 501 of the General Rules and Regulations promulgated under the Securities Act.

          "AFFILIATE" shall mean, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the person specified.

          "BUSINESS DAY" shall mean a day that is not a Saturday, Sunday or legal holiday.

          "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

          "GUARANTEED PRICE" shall mean a price of $20.50 per Registrable
Share.

          "GUARANTEED PRICE DIFFERENTIAL" shall mean, with respect to any Investor, an amount equal to (i) the number of Registrable Shares issued to any Investor multiplied by the Guaranteed Price, minus (ii) the aggregate amount of the proceeds received or to be received by such Investor pursuant to sales consummated in accordance with Section 4(b) hereof.

          "HOLDERS" shall mean (i) each of the Investors, and (ii) each Person holding Registrable Shares as a result of a transfer or assignment to that Person of Registrable Shares made by an Investor in accordance with this Agreement other than pursuant to an effective registration statement or Rule 144 under the Securities Act.

          "INDEMNIFIED PARTY" shall have the meaning ascribed to it in
Section 5(c) of this Agreement.

          "INDEMNIFYING PARTY" shall have the meaning ascribed to it in
Section 5(c) of this Agreement.

          "PERSON" shall mean an individual, corporation, partnership, estate, trust, association, private foundation, joint stock company or other entity.

          The terms "REGISTER," "REGISTERED" and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act providing for the sale by the Holders of all Registrable Shares in accordance with the method or methods of distribution designated by the Holders, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

          "REGISTRABLE SHARES" shall have the meaning ascribed to it in the recitals to this Agreement.

          "REGISTRATION EXPENSES" shall mean all out-of-pocket expenses (excluding Selling Expenses) incurred by the Company in complying with
Section 2 hereof, including, without limitation, the following: (a) all registration, filing and listing fees; (b) fees and expenses of compliance with federal and state securities or real estate syndication laws (including, without limitation, reasonable fees and disbursements of counsel in connection with state securities and real estate syndication qualifications of the Registrable Shares under the laws of such jurisdictions as the Holders may designate); (c) printing (including, without limitation, expenses of printing or engraving certificates for the Registrable Shares in a form eligible for deposit with The Depository Trust Company and otherwise meeting the requirements of any securities exchange on which they are listed and of printing registration statements and prospectuses), messenger, telephone, shipping and delivery expenses; (d) fees and disbursements of counsel for the Company; (e) fees and disbursements of all independent public accountants of the Company (including without limitation the expenses of any annual or special audit and "cold comfort" letters required by the managing underwriter); (f) securities act liability insurance if the Company so desires; (g) fees and expenses of other Persons reasonably necessary in connection with the registration, including any experts, retained by the Company; (h) fees and expenses incurred in connection with the listing of the Registrable Shares on each securities exchange on which securities of the same class are then listed; and (i) fees and expenses associated with any NASD filing required to be made in connection with the registration statement.

          "RESTRICTED SALE PERIOD" shall mean the period commencing on the date hereof and ending on the date that is ninety (90) days after the date hereof.

          "RIGHTS" shall have the meaning ascribed to it in Section 7 of this Agreement.

          "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

          "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to any sale of Registrable Shares.

          Section 2.  REGISTRATION.

               (a) The Company shall prepare and file with the Commission on or prior to May 21, 1996, a registration statement for the purpose of effecting a Registration of the sale of Registrable Shares by the Holders thereof; shall use its best efforts to effect such Registration on or prior to June 20, 1996 (including, without limitation, the execution of an undertaking to file post-effective amendments and appropriate qualification under applicable state securities and real estate syndication laws); and shall keep such Registration continuously effective until (i) the earlier of
(A) the later of June 20, 1998 or the second anniversary of the date upon which the registration statement used to effect the Registration is first declared effective by the Commission, (B) the date on which all Registrable Shares have been sold pursuant to such registration statement, and (C) the date on which all of the Registrable Shares may be sold in accordance with Rule 144 under the Securities Act; PROVIDED, HOWEVER, that the Company shall not be obligated to take any action to effect any such Registration, qualification or compliance pursuant to this Section 2 in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such Registration, qualification or compliance unless the Company is already subject to service in such jurisdiction.

          Notwithstanding the foregoing, the Company shall have the right to suspend the use of the registration statement for one or more reasonable lengths of time (a "Delay Period") which periods shall not, in the aggregate, exceed 120 days in any period of twelve months, if the Company shall furnish to the Holders a certificate signed by the President or any other executive officer or any director of the Company stating that in the judgment of the Company it would be detrimental to the Company and its shareholders to continue sales under a filed registration statement and therefore the Company has elected to suspend sales under a filed registration statement. The Company shall provide written notice to the Holders of the beginning and end of each Delay Period and the Holders shall cease all disposition efforts with respect to Registrable Shares held by them immediately upon receipt of notice of the beginning of any Delay Period. The time period for which the Company is required to maintain the effectiveness of the Registration Statement shall be extended by the aggregate number of days of all Delay Periods and such period or the extension thereof required by the preceding sentence is hereafter referred to as the "Effectiveness Period."

               (b) The Company shall promptly notify the Holders of the occurrence of the following events:

                    (i) the filing with the Commission of the registration statement, any supplement to the prospectus or any amendment or post-effective amendment to the registration statement and, with respect to the registration statement or any post-effective amendment, when the same has become effective;

                   (ii) any request by the Commission for amendments or post-effective amendments to the registration statement or supplements to the prospectus or for additional information;

                  (iii) the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation or threatening of any proceedings for that purpose;

                   (iv) the suspension of an effective registration statement by the Company in accordance with the last paragraph of
     Section 2(a) above;

                    (v) the Company's receipt of any notification of the suspension of the qualification of any shares of Common Stock covered by the registration statement for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose; and

                   (vi) the existence of any event, fact or circumstance that results in the registration statement, the prospectus or any document incorporated therein by reference containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading during the distribution of securities.

The Company agrees to use its best effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement or any state qualification at the earliest possible moment.

               (c) The Company shall provide to each Holder, at no cost to the Holders, promptly upon the effectiveness thereof, five copies of the prospectus and any post-effective amendment or supplement thereto, together with a copy of the registration statement and any amendment thereto used to effect the Registration of the Registrable Shares, each prospectus contained in such registration statement or post-effective amendment and any amendment or supplement thereto including financial statements and schedules, all documents incorporated therein by reference and all exhibits thereto. The Company shall also provide the Holders with such other documents as the requesting Holders may reasonably request in order to facilitate the disposition of the Registrable Shares covered by such registration statement. The Company consents to the use of each prospectus or any supplement thereto by the Holders in connection with the offering and sale of the shares covered by such registration statement or any amendment thereto.

               (d) The Company agrees to use its best efforts to cause the shares covered by the registration statement to be registered with or approved by such state securities authorities as may be necessary to enable the Holders to consummate the disposition of such shares pursuant to the plan of distribution set forth in the registration statement.

               (e) Subject to the Company's Suspension Right, if any event, fact or circumstance requiring an amendment to the registration statement or supplement to the prospectus shall exist, immediately upon becoming aware thereof the Company agrees to notify the Holders and prepare and furnish to the Holders a post-effective amendment to the registration statement or supplement to the prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

               (f) The Company agrees to seek the listing of all Registrable Shares covered by the registration statement on each securities exchange on which securities of the same class are then listed.

               (g) The Company agrees to use its best efforts to comply with the Securities Act and the Exchange Act, and, as soon as reasonably practicable following the end of any fiscal year during which a registration statement effecting a Registration of the Registrable Shares shall have been effective, to make available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act.

               (h) The Company agrees to cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold pursuant to a Registration and not bearing any

Securities Act legend; and enable certificates for such Registrable Shares to be issued for such numbers of shares and registered in such names as the selling Holders may reasonably request at least two business days prior to any sale of Registrable Shares.

          Section 3. EXPENSES OF REGISTRATION. The Company shall pay for all Registration Expenses incurred in connection with the registration, qualification or compliance pursuant to Section 2 hereof. All Selling Expenses incurred in connection with the sale of any Registrable Shares by a Holder shall be borne by the Company. Each Holder shall bear the expenses of its own counsel.

          Section 4. RESTRICTIONS ON TRANSFERABILITY. In consideration for the Company's agreement to effect the Registration of the Registrable Shares, the Investors hereby covenant and agree as follows:

               (a) The Investors shall not sell, transfer, assign, convey, pledge or hypothecate the Registrable Shares during the Restricted Sale Period without obtaining the prior written consent of the Company to such sale, transfer, assignment, conveyance, pledge or hypothecation. The Company may, in its sole and absolute discretion, (i) withhold such consent for any reason, or (ii) condition such consent upon the satisfaction of any terms and conditions, including, without limitation, such transferee's execution of a written agreement to be bound by the terms of this provision.

               (b) Each of the Investors agrees that during the Restricted Sale Period, such Investor will sell all or any portion of its Registrable Shares at the request of the Company, and on the terms and conditions specified by the Company, if the Company identifies a buyer for such Registrable Shares.

               (c) Within five (5) Business Days of the expiration of the Restricted Sale Period, (i) the Company shall pay an amount equal to the Guaranteed Price Differential to each Investor, if any, with respect to which the Guaranteed Price Differential is a positive number, and (ii) each Investor, if any, with respect to which the Guaranteed Price Differential is a negative number, shall pay the Company an amount equal to such Guaranteed Price Differential. In the event that the Guaranteed Price Differential with respect to any Investor equals zero, then neither the Company nor such Investor shall have any rights against or liability to such other party pursuant to this Section 4(c). Payment shall be made by check and shall be sent to the address for notice to such party pursuant to Section 9(d) hereof.

               (d) The Investors hereby authorize the Company to hold the certificates representing the Registrable Shares in its custody during the Restricted Sale Period. In the event that any of the Registrable Shares have not been sold pursuant to subparagraph (b) above at the end of the Restricted Sale Period, then the holder of such Registrable Shares shall promptly, but in any event not later than five (5) Business Days after the expiration of the Restricted Sale Period, take any and all action necessary or appropriate to transfer such Registrable Shares to the Company or its designee.

               (e) In the event that, during the Restricted Sale Period, any Investor is the holder of record of one or more Registrable Shares on any record date with respect to which a dividend has been declared in respect of such Registrable Shares, such Investor shall immediately convey and deliver to the Company any and all dividends paid in respect of such Registrable Shares.

               (f) The Investors hereby agree to take any and all action reasonably requested by the Company that the Company deems necessary in order to effect the disposition of the Registrable Shares as requested by the Company pursuant to this Section 4, including, without limitation, execution of stock powers, spousal consents, letters of transmittal and other customary documentation.

               (g) The provisions of this Section 4 shall survive the termination of this Agreement.

          Section 5.  INDEMNIFICATION.

               (a) The Company will indemnify each Holder, each Holder's officers and directors, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (including reasonable legal expenses), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with information furnished in writing to the Company by such Holder or underwriter for inclusion therein.

               (b) Each Holder will indemnify the Company, each of its directors and each of its officers who signs the registration statement, each underwriter, if any, of the Company's securities covered by such registration statement, and each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (including reasonable legal fees and expenses) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each ease to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus, in reliance upon and in conformity with information furnished in writing to the Company by such Holder for inclusion therein.

               (c) Each party entitled to indemnification under this Section 5 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the omission to so notify the Indemnifying Party shall not relieve it from any liability which it may have to the Indemnified Party otherwise than pursuant to the provisions of this Section 5 and then, only to the extent of the actual damages suffered by such delay in notification. The Indemnifying Party shall assume the defense of such action, including the employment of counsel to be chosen by the Indemnifying Party to be reasonably satisfactory to the Indemnified Party and payment of expenses. The Indemnified Party shall have the right to employ its own counsel in any such case, but the legal fees and expenses of such counsel shall be at the expense of the Indemnified Party, unless the employment of such counsel shall have been authorized in writing by the Indemnifying Party in connection with the defense of such action, or the Indemnifying Party shall not have employed counsel to take charge of the defense of such action or the Indemnified Party shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events such fees and expenses shall be borne by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

               (d) If the indemnification provided for in this Section 5 is unavailable to a party that would have been an Indemnified Party under this
Section in respect of any expenses, claims, losses, damages and liabilities referred to herein, then each party that would have been an Indemnifying Party hereunder shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such expenses, claims, losses, damages and liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statement or omission which resulted in such expenses, claims, losses, damages and liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or such Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each holder of Registrable Shares agrees that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 5(d).

               (e) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          Section 6. INFORMATION TO BE FURNISHED BY HOLDERS. Each Holder shall furnish to the Company such information as the Company may reasonably request in writing (which request shall be submitted a reasonable period of time in advance of the filing of the registration statement or amendment or supplement thereto with respect to which the requested information relates) and as shall be required in connection with the Registration and related proceedings referred to in Section 2 hereof. If any Holder fails to provide the Company with such information within two weeks of the Company's request, the Company shall no longer have any obligations under Section 2 hereof with respect to such Holder or such Holder's Registrable Shares.

          Section 7. TRANSFER OF EXCHANGE AND REGISTRATION RIGHTS. Subject to the provisions of Section 4(a) hereof, the rights of each Investor under
Section 2
hereof and the related rights of each Investor hereunder (the "RIGHTS") may be assigned by each Investor (i) if the Investor is a corporation, to a shareholder or shareholders of such Investor, (ii) if the Investor is a partnership, to a partner or partners of that partnership, (iii) if the Investor is an individual, to a family member, (iv) upon the death of the Investor, to the heirs of the Investor by virtue of the Investor's will or the laws of descent and distribution, or (v) if the Investor is a corporation or a partnership, to any Person into or with which the Investor is merged or consolidated or to which the Investor sells all or substantially all of its assets, in each case, only in connection with the transfer of Registrable Shares originally owned by the Investor; PROVIDED that (w) in each case, the transferee is an Accredited Investor, (x) such transfer is otherwise effected in accordance with applicable securities laws and the Company shall have been provided by the transferor and the transferee with such evidence thereof as the Company may request, including representations by the transferee in form and content reasonably acceptable to the Company, (y) the Company is given written notice of such transfer prior to such transfer (or, in the case of the death of the Investor, as soon as practicable following the death of the Investor), and (z) the transferee by written agreement delivered to the Company acknowledges that such transferee is bound by the terms of this Agreement. In the event of any such permitted transfer, the defined term "HOLDERS" shall from and after such transfer include such transferee.

          Section 8.  RULE 144 SALES.

               (a) The Company covenants that it will file the reports required to be filed by the Company under the Exchange Act, so as to enable any Holder to sell Registrable Shares pursuant to Rule 144 under the Securities Act.

               (b) In connection with any sale, transfer or other disposition by any Holder of any Registrable Shares pursuant to Rule 144 under the Securities Act, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Shares to be for such number of shares and registered in such names as the selling Holders may reasonably request at least two business days prior to any sale of Registrable Shares.

          Section 9.  MISCELLANEOUS.

               (a) GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of New York.

               (b) ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

               (c) AMENDMENT. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby.

               (d) NOTICES, ETC. Each notice, demand, request, request for approval, consent, approval, disapproval, designation or other communication (each of the foregoing being referred to herein as a notice) required or desired to be given or made under this Agreement shall be in writing (except as otherwise provided in this Agreement), and shall be effective and deemed to have been received (i) when delivered in person, (ii) when sent by fax with receipt acknowledged, (iii) five (5) days after having been mailed by certified or registered United States mail, postage prepaid, return receipt requested, or (iv) the next business day after having been sent by a nationally recognized overnight mail or courier service, receipt requested. Notices shall be addressed as follows: (a) if to an Investor, at such Investor's address or fax number set forth below its signature hereon, or at such other address or fax number as the Investor shall have furnished to the Company in writing, or (b) if to any assignee or transferee of an Investor, at such address or fax number as such assignee or transferee shall have furnished the Company in writing, or (c) if to the Company, at the address of its principal executive offices and addressed to the attention of the President, or at such other address or fax number as the Company shall have furnished to the Investors or any assignee or transferee. Any notice or other communication required to be given hereunder to a Holder in connection with a registration may instead be given to the designated representative of such Holder.

               (e) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which may be executed by fewer than all of the parties hereto (PROVIDED that each party executes one or more counterparts), each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

               (f) SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

               (g) SECTION TITLES. Section titles are for descriptive purposes only and shall not control or alter the meaning of the Agreement as set forth in the text.

               (h) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the parties hereto and their respective successors and assigns.

               (i) REMEDIES. The Company and the Investors acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that the Company and each Holder, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of another party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

               (j) ATTORNEYS' FEES. If the Company or any Holder brings an action to enforce its rights under this Agreement, the prevailing party in the action shall be entitled to recover its costs and expenses, including, without limitation, reasonable attorneys' fees, incurred in connection with such action, including any appeal of such action.

     The foregoing Agreement is hereby executed as of the date first above written.

                         APARTMENT INVESTMENT AND
                         MANAGEMENT COMPANY

                         By:   /s/ Peter K. Kompaniez
                            ------------------------------------------------
                         Name:  Peter K. Kompaniez
                         Title:    Vice Chairman

                         INVESTOR:

                         Name: Edgar E. Pankey, Trustee Under Declaration
                               of Trust dated December 6, 1985



                           /s/ Edgar E. Pankey
                         ---------------------------------------------------
                         Edgar E. Pankey, Trustee Under Declaration of
                         Trust dated December 6, 1985

                         Investor's Address:
                         320 West Main Street
                         Tustin, California 92680
                         Phone: ___________________
                         Fax:   ___________________

                         Name:
                         Homer E. Lindley, Trustee of The Homer E. Lindley and Avonelle Lindley Family Trust dated June 29, 1989


                           /s/ Homer E. Lindley
                         -----------------------------------------------------
                         Homer E. Lindley, Trustee of The Homer E. Lindley and Avonelle Lindley Family Trust dated June 29, 1989

                         Investor's Address:
                         P. O. Box 10213
                         Santa Ana, California 92701
                         Phone: ___________________
                         Fax:   ___________________


                         Name:  J & H Birmingham 1989 Trust
                         dated August 21, 1989

                         By:    /s/ James Birmingham
                            ------------------------------------------------
                               Name: James Birmingham
                               Its: Trustee


                         Investor's Address:
                         1801-I Parkcourt Place, Suite 101
                         Santa Ana, California 92701
                         Phone: __________________
                         Fax:   __________________

                         Name:  Lawrence S. Graven


                           /s/ Lawrence S. Graven
                         ---------------------------------------------------
                         Lawrence S. Graven


                         Investor's Address:
                         523 W. Sixth Street, Suite 1130
                         Los Angeles, California 90014
                         Phone: _________________
                         Fax:   _________________

                                Schedule A

                                INVESTORS


- -    Edgar E. Pankey, Trustee Under Declaration of Trust dated December 6, 1985

- -    Homer E. Lindley, Trustee of The Homer E. Lindley and Avonelle Lindley
     Family Trust dated June 29, 1989

- -    J & H Birmingham 1989 Trust dated August 21, 1989

- -    Lawrence S. Graven